Exhibit 10.1

NORTHWEST BIOTHERAPEUTICS, INC.

FORM OF SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of                        , 2018 (the “Effective Date”), by and between Northwest Biotherapeutics, Inc., a Delaware Corporation (the “Company”) and the purchasers signatory hereto (each a “Purchaser” and together, the “Purchasers”).

Recitals

Whereas, subject to the terms and conditions set forth in this Agreement and pursuant to an effective S-3 registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally, desires to purchase from the Company, securities of the Company as more fully described in this Agreement;

Whereas, the Company desires to issue and sell shares of common stock of the Company (the “Common Stock”) and two-year Class D-3 Warrants (the “Warrants”, and together with the Common Stock, the “Offered Securities”), and has authorized such sale and issuance; and

Whereas, each Purchaser desires to purchase the Offered Securities from the Company on the terms and conditions set forth herein;

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Agreement To Sell And Purchase.

The Purchasers severally hereby agree to purchase, and the Company hereby agrees to sell and issue to the Purchasers for an aggregate of One Million Dollars ($1,000,000) (the “Purchase Price”), 4,000,000 shares of Common Stock of the Company (the “Shares”), at a purchase price of $0.25 per share and 2,000,000 Warrants, with an exercise price of $0.30 per share of Common Stock. The Company has authorized the sale and issuance of the Offered Securities to the Purchaser.

2. Closing, Delivery And Payment.

The closing of the sale and purchase of the Offered Securities under this Agreement will take place on June 22, 2018 or at such other time or place as the Company and the Purchaser may mutually agree. At the closing of this offering (the “Closing”), the Company will cause to be delivered to the Purchaser a DRS book entry statement representing the Shares, against payment of the applicable purchase price by wire transfer of immediately available funds to such account as may be designated by the Company and the Warrant being purchased by the Purchaser in the form attached hereto as Exhibit A.

3. Representations and Warranties of the Company.

The Company hereby represents and warrants to the Purchaser that as of the Closing hereunder:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to (i) own, operate and occupy its properties and to carry on its business as presently conducted and (ii) enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company.

(b) All necessary corporate proceedings, votes, resolutions and approvals relating to the issuance and sale of the Offered Securities will have been completed by the Company. Upon execution, this Agreement will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) The Shares purchased pursuant to this Agreement, will be, upon payment by the Purchaser in accordance with this Agreement, duly authorized, validly issued, fully paid and non-assessable.

(d) The Warrants are valid and binding obligations of the Company, and when the shares underlying the Warrants have been paid for as provided in the Warrant, then the underlying shares of common stock will be duly authorized, validly issued, fully paid and non-assessable.

4. Representations and Warranties of the Purchaser.

Each Purchaser hereby represents and warrants to the Company that as of the Closing hereunder:

(a) The Purchaser has full power and authority to enter into this Agreement. Upon execution, this Agreement will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) At the time the Purchaser was offered the Offered Securities, it was (i) an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(c) The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Offered Securities, and has so evaluated the merits and risks of such investment.

(d) The Purchaser is an experienced investor in securities of companies in the development stage, can bear the economic risk of its investment, including a total loss, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Offered Securities. The Purchaser has conducted its own due diligence review of the Company and received copies or originals of all documents it has requested from the Company.

5. Miscellaneous.

5.1 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law. The parties hereby agree that any legal action, suit or proceeding arising out of or relating to this Agreement will be brought in federal or state court located in Delaware.

5.2 Entire Agreement; Amendments. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Except as otherwise expressly provided herein, neither this Agreement nor any term hereof or thereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and a majority of the Purchasers.

5.3 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to be effective upon delivery when delivered (a) personally; (b) by facsimile, provided a positive transmission report is received and a copy is mailed no later than the next business day through a nationally recognized overnight delivery service; (c) by overnight delivery with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications will be, in the case of the Purchaser as set forth on the signature pages hereto,

and in the case of the Company:

Leslie J. Goldman

Senior Vice President

Northwest Biotherapeutics

4800 Montgomery Lane

Suite 800

Bethesda, MD 20814

email: lgoldman@nwbio.com

or at such other address and facsimile number as the receiving party will have furnished to the sending party in writing.

5.4 Severability. The representations, warranties, covenants and agreements made and incorporated by reference herein will survive any investigation made by or on behalf of the Purchaser or the Company, and will survive for two years after the Effective Date.

5.5 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof will inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of the parties hereto. The Purchaser may transfer or assign all or any portion of its rights under this Agreement to any person or entity permitted under applicable securities laws.

5.6 Interpretations. All pronouns and any variations thereof will be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require. All references to “$” or dollars herein will be construed to refer to United States dollars. The titles of the Sections and subsections of this Agreement are for convenience or reference only and are not to be considered in construing this Agreement. All references to “including” shall be deemed to mean “including, without limitation.”

5.7 Severability. In case any provision of this Agreement is determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

5.8 Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered will constitute a complete and original instrument but all of which together will constitute one and the same agreement, and it will not be necessary when making proof of this Agreement or any counterpart thereof to account for any counterpart other than the counterpart of the party against whom enforcement is sought.

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In Witness Whereof, the parties hereto have executed this Common Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY:
Northwest Biotherapeutics, Inc.

By: Northwest Biotherapeutics

Name: Leslie J. Goldman

Title: Senior Vice President

PURCHASER:

By:

Name:

Title:

[NWBO Securities Purchase Agreement - Signature Page]